FIRST AMENDMENT TO LOAN AGREEMENT DATED AUGUST 3, 1984

         THIS First Amendment to Loan Agreement dated August 3, 1984 ("First Amendment") between HOLT HAULING AND WAREHOUSING SYSTEX, INC. ("Holt") and THE CITY OF GLOUCESTER CITY, NEW JERSEY ("City") is made this 31st day of March, 1991.

         WHEREAS, Holt and the City entered into a Loan Agreement dated January 3, 1984 (the "Loan Agreement I") which provided that City lend to Holt the sum of Three Million Five Hundred Ninety-Five Thousand, Five Hundred Thirty-Three ($3,595,533.00) Dollars (the "Loan") for the partial financing of the construction of a marginal dock facility and the acquisition and installation of two (2) rail supported container cranes ("Kochs Cranes"); and

         WHEREAS, Holt and the City entered into a Loan Agreement dated August 3, 1984 (the "Loan Agreement II") which provided that City lend to Holt the sum of Two Million ($2,000,000.00) Dollars (the "Loan") for the partial financing of the construction of a marginal dock facility;

         WHEREAS, Loan Agreements I and II involved "Project" activities defined under Urban Development Action Grant (UDAG) Nos. B-84-AB-34-0239 and B-82-AB-34-0223, comprised primarily of the construction of a marginal dock facility and the acquisition of capital equipment for Holt's facilities in the City; and

         WHEREAS, as a condition to Loan I and II being made to Holt, Oregon Avenue Enterprises, Inc. ("OAE") executed a Surety Agreement on March 15, 1984 and a Supplemental Surety Agreement on April 18,


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1984 (collectively the "Sureties") in favor of the City, whereby OAE unconditionally guaranteed repayment by Holt of Loan I and II to the City; and

         WHEREAS, OAE delivered to the City as security for the prompt repayment of OAE's obligations under the Sureties, a Security Agreement dated March 15, 1984 and recorded in Mortgage Book 2785 at page 562, and a Supplemental Surety Agreement dated April 18, 1984 and recorded in Mortgage Book 2793 at page 940, and a Security Modification Agreement dated August 22, 1984 (collectively the "Security Agreements") granting to the City a security interest in OAE's two (2) Kochs Cranes; and

         WHEREAS, Holt has requested the City to release its lien on the Kochs Cranes as created under the Security Agreements and to relinquish any and all rights the City has or may have in the Kochs Cranes.

         WHEREAS, Holt and the City entered into a First Amendment to Loan Agreement I; and

         NOW, THEREFORE, in consideration of the mutual terms, covenants, provisions and conditions herein set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. An Event of Default under the Loan Agreement I, as amended March 31, 1991 or under any and all Promissory Notes, Mortgages or any other Agreements executed pursuant to Loan


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


Agreement I, and the First Amendment thereto, shall constitute a default under the Loan Agreement II dated August 3, 1984 and the Promissory Notes, Mortgages or any other Agreements executed pursuant to Loan Agreement II.

         2. Holt shall have thirty (30) days from receipt of written notice of default or breach, under this Agreement, to cure such default or breach.

         3. Except as otherwise stated herein, all other terms and conditions of the Loan Agreement dated August 3, 1984 shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment the day and year first above written.

                                      HOLT HAULING AND WAREHOUSING SYSTEM, INC.

                                      BY: /s/ Bernard Gelman
                                          -------------------------------------
                                          BERNARD GELMAN, Vice President


ATTEST

/s/ John Evans
-----------------------------
JOHN EVANS, Secretary


(Corporate Seal)

                                      CITY OF GLOUCESTER CITY

                                      BY: /s/ Walter W. Jost
                                          -------------------------------------
                                          WALTER W. JOST, Mayor

ATTEST:

/s/ Mary A. Moran
-----------------------------

(Municipal Seal)


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